EXHIBIT 10.7

                                 FIFTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                                  By and Among

                                 RAILTEX, INC.,

                       THE SEVERAL FINANCIAL INSTITUTIONS
                            PARTY TO THIS AGREEMENT,

                                       and

                            WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION,
                                    As Agent

                          Dated as of November 14, 1997
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                                TABLE OF CONTENTS

                                                                            Page

Section 1.  Certain Defined Terms..........................................  1

Section 2.  Recitals.......................................................  1

Section 3.  Amendments.....................................................  1

Section 4.  Conditions Precedent...........................................  3

Section 5.  Consent........................................................  3

Section 6.  Ratification of Continued Force and Effect.....................  3

Section 7.  Applicable Law.................................................  4

Section 8.  Successors and Assigns.........................................  4

Section 9.  Counterparts...................................................  4

Section 10. Effect of Waiver...............................................  4

Section 11. Headings.......................................................  4

Section 12. Non-Application of Chapter 15 of Texas Finance Code............  4

Section 13. ENTIRE AGREEMENT...............................................  4

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                      FIFTH AMENDMENT TO CREDIT AGREEMENT

      This is the Fifth Amendment (the "Amendment") dated as of November 14, 1997 to a Credit Agreement, dated as of May 17, 1996, among Wells Fargo Bank (Texas), National Association (formerly known as First Interstate Bank of Texas, N.A.), individually and as Agent, National Bank of Canada, New York Branch, ABN Amro Bank, N.V. - Houston Agency, National City Bank, Kentucky and RailTex, Inc. and previously amended by amendments dated as of June 1, 1996, July 22, 1996, August 13, 1996 and December 3, 1996 (as amended, the "Agreement").

      In consideration of the following Recitals, for $10 in hand paid and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows, intending to be legally bound:

      Section 1. CERTAIN DEFINED TERMS. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

      Section 2. RECITALS. The Borrower, the Agent and the Lenders previously executed and delivered a Consent and Waiver (the "Consent") permitting the Borrower to (i) issue $50,000,000 of 7.44% Senior Notes due July 22, 2012 pursuant to the Note Agreement dated July 22, 1997, and (ii) use approximately $9,000,000 of proceeds of the Acquisition Loan Commitments for capital expenditures to upgrade the Detroit, Toledo and Ironton Railroad purchased by the Borrower and waiving certain Defaults and Events of Default that would have resulted therefrom in the absence of such Consent. In part, this Amendment formalizes the Consent as part of the Agreement. The Borrower has requested that the Agent and the Lenders (i) change the Eurodollar Rate Margin and the Prime Rate Margin definitions found in Section 1.1 of the Agreement and (ii) delete the Loan Formula and related reporting covenants. Subject to the terms and conditions herein contained, the Agent and the Lenders are willing to amend the Agreement as set forth below in this amendment.

      Section 3.  AMENDMENTS.  The Agreement is amended as follows:

      (A) The definitions of "AVAILABLE CREDIT," "ELIGIBLE ACCOUNTS" and "LOAN FORMULA" and "MANDATORY PREPAYMENT" are deleted from Section 1.1.

      (B) The following definitions are added to Section 1.1 in appropriate alphabetical order:

            "1997 SENIOR NOTES" means $50,000,000 of 7.44% Senior notes due July 22, 2012 pursuant to the Note Agreement dated July 22, 1997, a copy of the Draft of 7/8/97 having been distributed to the Agent and the Lenders.

            "DTIR CAP EX" means approximately $9,000,000 capital expenditures to upgrade the Detroit, Toledo and Ironton Railroad.

      (C) The definition of "APPLICABLE PERCENTAGE" found in Section 1.1 is amended (i) by deleting the reference to "1.25" and inserting in lieu thereof a reference to "1.125," (ii) by
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deleting the words "Closing Date until June 30, 1997" and inserting in lieu thereof the words "November 14, 1997 through December 31, 1997" and (iii) by adding the following at the end of the existing text:

            "Notwithstanding the foregoing, for all periods until October 15, 1997 and for the period from October 15, 1997 to November 14, 1997, the Applicable Percentage shall be as provided in the Agreement prior to the fifth amendment thereof."

      (D) The definition of "COMPLIANCE CERTIFICATE" found in Section 1.1 is amended (i) by deleting the text thereof found after the comma in line two and
(ii) by changing the comma to a period.

      (E) The definitions found in Section 1.1 of "Eurodollar Rate Margin" and "Prime Rate Margin" are amended in their entirety to read as follows:

            "EURODOLLAR RATE MARGIN" means, with respect to Eurodollar Rate Loans, the specified percentage set forth below based on the ratio of Funded Debt to EBITDA as measured at the end of each calendar quarter throughout the term hereof as specified in the definition of Applicable
      Percentage:

                        RATIO OF
                  FUNDED DEBT TO EBITDA                          LIBOR MARGIN
                  -------------------------------------          ------------
                  (less than) 2.00 to 1.0                            .75%
                  2.00 to 1.0 through 2.49 to 1.0                    .875%
                  2.50 to 1.0 through 2.99 to 1.0                    1.00%
                  3.00 to 1.0 through 3.49 to 1.0                    1.125%
                  3.50 to 1.0 through 3.99 to 1.0                    1.25%
                  (greater than or equal to) 4.00 to 1.0             1.50%

            "PRIME RATE MARGIN" means, with respect to Prime Rate Loans, zero throughout the term hereof.

      (F) Section 2.6 is amended by adding the following sentence thereto:

            "Proceeds of Acquisition Loan Commitments may also be used for DTIR Cap Ex."

      (G) The first sentence of Section 3.1(a) is amended in its entirety to read as follows:

            "Subject to, and upon the terms, conditions, covenants and agreements contained herein, each Lender severally agrees to make Revolving Loans to the Borrower, at any time and from time to time, prior to the Revolving Termination Date, equal to its Commitment Percentage of such amounts

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            as the Borrower may request, up to but not exceeding an aggregate principal sum at any time outstanding equal to Lender's Revolving Commitment."

      (H) Section 3.2(a) is amended by changing existing clause (ii) of the first sentence thereof to clause (iii) and by inserting a new clause (ii) reading as follows:

            ", (ii) the DTIR Cap Ex."

      (I) Section 3.5(b) is deleted in its entirety and the following substituted therefor:

            "[omitted intentionally]."

      (J) Section 4.3 is amended by adding the following thereto:

            "Notwithstanding anything in this Section 4.3 to the contrary, proceeds of Acquisition Loans may be used for DTIR Cap Ex."

      (K) Section 6.1(ix) is amended in its entirety to read as follows:

            "(ix) the Senior Notes and the 1997 Senior Notes".

      (L) Section 6.13(i) is amended by adding the following parenthetical at the end thereof: "(including the DTIR Cap Ex)".

      Section 4. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the following conditions precedent:

      (A) Receipt by the Agent of fully signed counterparts of this Amendment;

      (B) Delivery of such other documents from the Borrower as Agent shall reasonably request.

      Section 5. CONSENT. The Agent and the Lenders waive the requirement found in Section 3.5 of the Agreement to apply approximately $900,000 of net proceeds received from the grant of an easement to the Acquisition Loans and consent to the application thereof to the Revolving Credit Loans.

      Section 6. RATIFICATION OF CONTINUED FORCE AND EFFECT. Except as specifically amended herein, all of the terms and conditions of the Agreement and all of the Loan Documents executed in connection therewith or contemplated thereby are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Agreement, unless amended hereby or unless the context clearly required otherwise. References in the Agreement to the "Agreement," and the "Credit Agreement," "hereof," "herein"

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and the words of similar import shall be deemed to be references to the
Agreement as amended through the Effective Date. Any reference in any Note or any other Loan Documents to the "Credit Agreement" shall be deemed to be references to the Agreement as amended through the Effective Date.

      Section 7. APPLICABLE LAW. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Houston, Harris County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

      Section 8. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Lenders, the Agent and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders and the Agent.

      Section 9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      Section 10. EFFECT OF WAIVER. No consent or waiver, express or implied, by any Lender or the Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

      Section 11. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 12. NON-APPLICATION OF CHAPTER 15 OF TEXAS FINANCE CODE. The provisions of Chapter 15 of the Texas Finance Code are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

      Section 13. ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

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      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered effective as of the date first written above.

BORROWER:

RAILTEX, INC.                         Address:    4040 Broadway, Suite 200
                                                  San Antonio, Texas 78209
                                                  Attn: Laura D. Davies
                                                        Vice President and
By:  /s/ LAURA D. DAVIES                                Chief Financial Officer
     Laura D. Davies                              Telephone No. (210) 841-7600
     Vice President and                           Telecopy No. (210) 841-7629
     Chief Financial Officer


AGENT:

WELLS FARGO BANK (TEXAS),             Domestic Lending Office and
NATIONAL ASSOCIATION                  Eurodollar Lending Office

                                      Address:    1000 Louisiana
                                                  Houston, Texas 77002
By:  /s/ BENNETT D. DOUGLAS                       Attn: Bennett D. Douglas
     Bennett D. Douglas                                 Vice President
     Vice President                               Telephone No. (713) 250-1039
                                                  Telecopy No.  (713) 250-7031


LENDERS:

WELLS FARGO BANK (TEXAS),             Domestic Lending Office and
NATIONAL ASSOCIATION                  Eurodollar Lending Office

                                      Address:    1000 Louisiana
                                                  Houston, Texas 77002
By:  /s/ BENNETT D. DOUGLAS                       Attn: Bennett D. Douglas
     Bennett D. Douglas                                 Vice President
     Vice President                               Telephone No. (713) 250-1039
                                                  Telecopy No.  (713) 250-7031

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NATIONAL BANK OF CANADA,              Domestic Lending Office and
   NEW YORK BRANCH                    Eurodollar Lending Office

                                      Address:    National Bank of Canada,
                                                  New York Branch
By:  /s/ LARRY L. SEARS                           125 W. 55th Street
     Larry L. Sears                               New York, New York  10019
     Group Vice President                         Attn:  Judy Tong
                                                  Telephone No. (212) 632-8529
                  and                             Telecopy No. (212) 632-8736


                                      With a copy to:
By:  /s/ DOUGLAS CLARK
     Douglas Clark                       National Bank of Canada
     Vice President                      2121 San Jacinto, Suite 1850
                                         Dallas, Texas 75201
                                         Attn: Mr. Douglas Clark
                                              Vice President
                                         Telephone No. (214) 871-1265
                                         Telecopy No.  (214) 871-2015


ABN AMRO BANK, N.V. -                    Domestic Lending Office and
HOUSTON AGENCY                           Eurodollar Lending Office
By:  ABN AMRO NORTH AMERICA,
      INC., as Agent                     Address: 3 Riverway, Suite 1700
                                               Houston, Texas  77056
                                               Attn: Belinda Rowell
                                               Telephone No. (713) 964-3363
By:  /s/ LAURIE C. TUZO                        Telecopy No. (713) 629-7533
Name:Laurie C. Tuzo
Title: Group Vice President

                  and

By:  /s/ DIEGO PUIGGARI
Name:Diego Puiggari
Title: Vice President

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NATIONAL CITY BANK, KENTUCKY             Domestic Lending Office and
                                         Eurodollar Lending Office

                                         Address: 101 South Fifth Street
By:  /s/ DONALD R. PULLEN                      Louisville, Kentucky  40202
     Donald R. Pullen                          Attn:Donald R. Pullen, Jr.
     Vice President                            Telephone No. (502) 581-6352
                                               Telecopy No. (502) 582-5122

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